UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2025

ODYSSEY MARINE EXPLORATION, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-31895	84-1018684
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

205 S. Hoover Blvd., Suite 210

Tampa, Florida 33609

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (813) 876-1776

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	OMEX	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On May 7, 2025, Odyssey Marine Exploration, Inc. (the “Company”) was notified by the listing qualifications staff of the Nasdaq Capital Market (“Nasdaq”) of its determination that the Company had not regained compliance with Nasdaq Listing Rule 5550(a)(2) and was not eligible for a second 180-day period within which to regain compliance. The listing staff further notified the Company that, unless the Company requested an appeal of determination by May 14, 2025, the Company’s securities would be scheduled for delisting from Nasdaq and suspended at the opening of business on May 16, 2025, and that Nasdaq would file a Form 25-NSE with the Securities and Exchange Commission, which would remove the Company’s securities from listing and registration on Nasdaq.

As described in more detail in Item 8.01 below, the Company has subsequently regained compliance with Nasdaq Listing Rule 5550(a)(2) and the matter is now closed.

Item 8.01	Other Events.

On May 9, 2025, the Company was notified by the listing qualifications staff of Nasdaq that the Company complies with Nasdaq Listing Rule 5550(a)(2). The listing qualifications staff had notified the Company on November 4, 2024, that it did not comply with the $1.00 minimum bid price requirement for 30 consecutive business days, as required under Nasdaq Listing Rule 5550(a)(2) for the Nasdaq Capital Market, and on May 7, 2025, that it had not regained compliance prior to the 180-day deadline and therefore would be scheduled for delisting from Nasdaq unless the Company appealed the determination as described in more detail in Item 3.01 above. Because the closing bid price of the Company’s common stock has been at $1.00 per share or greater for the last ten consecutive business days, from April 25 to May 8, 2025, the staff has determined that the Company complies with the Rules and this matter is now closed.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Shell Company Transactions.

Not applicable.

(d)	Exhibits.

104.1	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ODYSSEY MARINE EXPLORATION, INC.

Dated: May 9, 2025	By:	/s/ Mark D. Gordon
Mark D. Gordon
Chief Executive Officer